UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

East Shore Distributors, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-55142	27-2838091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8335 Sunset Blvd., Suite #238

West Hollywood, California 90069

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (323) 337-9086

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

Dismissal of Berman & Company, P.A.

Effective May 22, 2014, East Shore Distributors, Inc. (the “Company”) dismissed Berman & Company, P.A. (“Berman”) as its principal independent accountant.  The reports of Berman on the Company’s financial statements for the fiscal years ended February 28, 2013 and February 29, 2012 did not contain an adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or account principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern. The Board of Directors approved the decision to dismiss Berman as the Company’s principal independent accountant.

During the Company’s two most recent fiscal years and through the date of Berman’s dismissal, there were no disagreements with Berman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Berman, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. We have authorized Berman to respond fully to the inquiries of the successor accountant.

We provided a copy of the foregoing disclosures to Berman prior to the filing of this report and requested that Berman furnish us with a letter addressed to the U.S. Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

Engagement of Simon & Edward, LLP

Effective May 22, 2014, the Company retained Simon & Edward, LLP, Certified Public Accountants and Consultants (“Simon”), to serve as the Company’s new independent registered public accountant.

During the Company’s two most recent fiscal years and through the date of Simon’s engagement, we had not consulted with Simon regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on our consolidated financial statements, and no written report, or oral advice was provided that Simon concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any other matter that was the subject of a disagreement between the Company and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Berman & Company, P.A., dated as of May 28, 2014, regarding Change in Certifying Accountant (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Shore Distributors, Inc.

Date: May 28, 2014	/s/ Jonathan Lim
Jonathan Lim
Chief Executive Officer

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